UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 4, 2018

(Date of earliest event reported)

GRIFFIN INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

______________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On December 4, 2018, Griffin Industrial Realty, Inc. (“Griffin” or “Registrant”) issued a press release reporting that in the three months ended November 30, 2018 (the “2018 fourth quarter”) it leased approximately 75,000 square feet of industrial/warehouse space and renewed leases of approximately 149,000 square feet of industrial/warehouse space. The new leases included an approximate 63,000 square foot lease in 330 Stone Road, the approximately 137,000 square foot industrial/warehouse building in New England Tradeport (“NE Tradeport”), Griffin’s industrial park located in Windsor and East Granby, Connecticut, that was built on speculation and placed in service just prior to the end of fiscal 2017. 330 Stone Road is now fully leased.

In the 2018 fourth quarter, Griffin renewed several leases aggregating approximately 149,000 square feet of industrial/warehouse space in NE Tradeport, including a three year extension of a full building lease of approximately 127,000 square feet that was scheduled to expire on February 28, 2019. Additionally, as previously announced, in the 2018 fourth quarter Griffin added two newly completed industrial/warehouse buildings to its portfolio, an approximately 234,000 square foot build-to-suit industrial/warehouse building (“220 Tradeport”) in NE Tradeport and an approximately 134,000 square foot industrial/warehouse building (“6975 Ambassador”) that was built on speculation in the Lehigh Valley of Pennsylvania. A full building lease for twelve years and six months with an investment grade company at 220 Tradeport commenced on September 5, 2018. 6975 Ambassador is not yet leased.

As of November 30, 2018, Griffin’s approximately 3,645,000 square foot industrial/warehouse portfolio, comprised of approximately 2,051,000 square feet in the Hartford, Connecticut area, 1,317,000 square feet in the Lehigh Valley and 277,000 square feet in the Charlotte, North Carolina area, was 95% leased (99% leased excluding 6975 Ambassador). Griffin’s office/flex portfolio of approximately 433,000 square feet (11% of Griffin’s total portfolio) was 72% leased as of November 30, 2018. Griffin’s total real estate portfolio of approximately 4,078,000 square feet was 93% leased as of November 30, 2018 (96% leased excluding 6975 Ambassador).

A copy of Griffin’s December 4, 2018 press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1:  Registrant’s December 4, 2018 Press Release (attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN INDUSTRIAL REALTY, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: December 4, 2018